L E A S E A G R E E M E N T
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          THIS LEASE AGREEMENT made and entered into this 15th day of December
1999, by and between the Residuary Trust U/W Leroy E. Dettman hereinafter referred to as "LESSOR", and Geo-Tec Thermal Generators, Inc. hereinafter referred to as "LESSEE".


                                   WITNESSETH


          WHEREAS, LESSEE desires to lease from LESSOR part of a building located at 1615 S. Federal Highway, Palm Beach County, Boca Raton, Florida on lands owned by LESSOR. Specifically 2654 square feet on the 1st floor.


          NOW, THEREFORE, for and in consideration of the premises and of the covenants and agreements herein contained, the parties hereto hereby obligate themselves as follows:

ARTICLE I - BUILDING;

Located at 1615 S. Federal Highway, Boca Raton, FL 33432.


ARTICLE II - COVENANT OF LESSOR:

          LESSOR covenants for it or anyone claiming by, through or under LESSOR, that it will put LESSEE in actual possession of the demised premises as improved and that LESSEE, on paying the said rental and performing the covenants herein agreed by it to be performed, shall and may peaceably and quietly have, hold and occupy the demised premises for the term of this Lease. No substantial renovations shall be made without the written approval and consent of LESS0R.

ARTICLE III -TERM:

          LESSEE is to have the premises herein described, together with the building related improvements to be constructed thereon, for a term of five (5) years beginning on February 1st, 2000.

ARTICLE IV - RENT:

          In consideration of the leasing of the aforesaid premises, LESSEE does hereby covenant and agree with LESSOR to pay rental in the sum of ($318,480.00 ) THREE HUNDRED EIGHTEEN THOUSAND FOUR HUNDRED AND EIGHTY DOLLARS. Said rental shall be payable monthly in advance at the rate of $5308.00 per month plus Sales Tax. Monthly installments of rent being paid simultaneously with the execution of this Lease Agreement, and thereafter commencing on the first day of February,2000. Said total rent of ($318,480.00) THREE HUNDRED EIGHTEEN THOUSAND FOUR HUNDRED AND EIGHTY DOLLARS reserved and agreed to be paid under this Lease shall be paid in lawful currency of the United States of America.

         The annual rental herein provided to be paid by LESSEE unto LESSOR shall be subject to increase in accordance with the provisions of this paragraph. In computing said increase, it is agreed that, beginning February 1st, 2001 and each one year thereafter, the rent shall increase a fixed amount of 3%. The increases in rent are as follows:
          February 1st, 2001 monthly rent shall increase to $5407.24 plus tax per month.
          February 1st, 2002 monthly rent shall increase to $5631.26 plus tax per month.
          February 1st, 2003 monthly rent shall increase to $5800.19 plus tax per month.
          February 1st, 2004 monthly rent shall increase to $5974.20 plus tax per month.

          Increases of 3% per year will also apply to the option years of this lease if said option is executed.

         Time is of the essence in respect to rent and any payment due under this Lease. All rents and other payments required to be paid by the LESSEE are due on the first day of the month, and shall be subject to a 5% late charge if not received by the LESSOR on or before the 7th day of the month. The LESSEE agrees to pay all costs and expenses, together with reasonable attorney's fees, which may be incurred by the LESSOR in enforcing the terms, covenants and conditions of this Lease, whether by suit or otherwise.

ARTICLE V - ADDITIONAL RENT, DEFINITIONS

             Terms and conditions of this article have been deleted from this lease.

ARTICLE VI-PAYMENT OF REAL ESTATE TAXES AND ASSESSMENTS:
--------------------------------------------------------

         It is the understanding and agreement of the parties hereto that all real estate taxes and assessments will be paid by LESSOR during the initial term of this Lease and any extension or renewal thereof. LESSOR shall pay such taxes each year prior to the time they become delinquent.


ARTICLE VII - OTHER TAXES:
-------------------------
        The LESSEE agrees that during the term of this Lease or any extension thereof, it will pay to the public officers charged with the collection thereof, any "use" or "sales" tax that might be imposed by any governmental body against the LESSEE by reason of the occupancy of the demised premises and payment of rental therefor by the LESSEE; and LESSEE further covenants and agrees to pay such tax or taxes prior to the same becoming delinquent and to furnish unto LESSOR evidence of such payment. In the event LESSEE should fail to pay such use or sales taxes, then the LESSOR, at its sole option, may pay said tax or taxes and the amount so paid by LESSOR shall be added to and become additional rental to be paid by LESSEE unto LESSOR. LESSEE shall have the option of paying any such use or sales tax directly to the governmental body assessing the same or to the LESSOR. In the event the same are paid to the LESSOR, it shall be LESSOR'S obligation to pay the same to such governmental body.

ARTICLE VIII - INSURANCE:
------------------------
        At all times during the term of this Lease, the following insurance will be maintained in the name of the LESSOR:

1. "All Risk" insurance in an amount equal to the full replacement value of the LESSOR'S improvements on the demised premises. The value of the improvements will exclude the cost of foundations, underground piping and/ or wiring, outside paving and landscaping. Such insurance shall include the "Inflation Guard Endorsement" or shall be adjusted annually to reflect the then current construction costs.

2. Rent insurance on an "All Risk" basis in an amount equal to 75% of the annual rent plus the sum of the annual taxes and insurance.

3. "Lessors Risk Only" liability insurance covering both bodily injury liability and property damage liability with a combined single limit of $1,000,000.00 for each occurrence.

        The insurance will be subject to the requirements of any institutional first mortgagee, including, but not limited to, Federal Flood Insurance.

        This insurance will be maintained with insurance companies licensed and qualified to do business in the State of Florida and have a general policyholders' rating of A or A+ and a financial rating of class XV as established by A.M. Best Company of Oldwick, New Jersey.

        It is understood and agreed that this insurance does not cover LESSEE'S property - real or personal - in any way.

        LESSOR and LESSEE each waive any against each other for any damage to property subject to insurance. Each party agrees to obtain a waiver of subrogation from its insurance carrier permitting this waiver.

ARTICLE IX - HOLD HARMLESS:
--------------------------
        The LESSEE covenants and agrees with LESSOR that during the entire term of this Lease, the LESSEE will indemnify and save harmless the LESSOR against any and all claims, debt, demands or obligations which may be made against the LESSOR or against the LESSOR'S title in the premises arising by reason of any negligent acts or Omissions of the LESSEE, its officers, agents or employees in occupying the premises; and not any acts or omissions of the LESSOR, its officers, agents or employees; and if it becomes necessary for the LESSOR to defend any action seeking to impose any such liability, the LESSEE will pay the LESSOR all costs of court and reasonable attorneys' fees incurred by LESSOR in such defense, in addition to any other sums which said LESSOR may be called upon to pay by reason of the entry of a judgment decree against the LESSOR in the litigation in which such claim is asserted.
        The LESSOR covenants and agrees with LESSEE that during the entire term of this Lease, the LESSOR will indemnify and save harmless the LESSEE against any and all claims, debt, demands or obligations which may be made against the LESSEE arising by reason of any negligent acts or omissions of the LESSOR, its officers, agents or employees; and if it becomes necessary for the LESSEE to defend any action seeking to impose any such liability, the LESSOR will pay the LESSEE all costs of court and reasonable attorneys' fees incurred by LESSEE in such defense, in addition to any other sums which LESSEE may be called upon to pay by reason of the entry of a judgment or decree against the LESSEE in the litigation in which such claim is asserted.

ARTICLE X - UTILITIES, UTILITY CHARGES, CASH DEPOSITS:
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        The  LESSOR  hereby  represents  and  warrants  that at the  time of the execution of this Lease, that sufficient water (either by water mains or approved wells)., electricity, telephone, sewage facilities (either by sanitary sewer systems or approved septic tanks) and garbage removal capability will be available to the LESSEE, for the LESSEE'S intended use of the premises. It is expressly understood that it is the LESSORS responsibility of make necessary applications with the proper authority for required utility service to serve the premises, and such applications are to be filed in sufficient time to allow the utility company to provide service to the premises. All cash deposits as may be required by the utility companies are the responsibility of the LESSOR. Telephone hook-up is not the responsibility of the LESSOR.
        The LESSOR agrees and covenants to pay all utility charges, including, but not limited to, water, gas, electricity, sewage and removal of waste materials used on or arising from use of the premises and pay the same monthly or as they shall become due.

ARTICLE XI - AIR CONDITIONING AND HEATING AND MAINTENANCE;
---------------------------------------------------------
  Upon occupancy of the premises and acceptance of the air conditioning, heating and cooling systems and installations, the LESSOR shall assume full and complete responsibility for the operation, maintenance, repair and replacement of such air conditioning, heating and cooling systems. LESSOR shall not be liable to LESSEE for the failure or discontinuance of the air conditioning, heating and cooling systems, or for the provisions of any other utility service to the demised premises.

ARTICLE XII - MAINTENANCE:
-------------------------
        Upon acceptance and occupancy of the premises, the LESSOR shall thenceforth during the term of this Lease and any renewals thereof be responsible for interior maintenance of the premises. LESSOR will also pay for water service and sewer charges, lawn and garden service, building management fees, exterior painting and caulking, paving and parking lot, exterior lighting, roof repairs, and all other required exterior maintenance, including the maintenance cost of private roadway access to the facility, if any. The LESSOR will be required to clean windows (exterior) and will be required to make repairs to doors and windows, including locks and weather stripping, as may be necessary. LESSEE to be responsible for any signs, mail boxes, exterior identification, etc., which has been installed on the premises on LESSEE'S behalf.

ARTICLE XIII - FIXTURES AND PERSONAL PROPERTY:
---------------------------------------------
        It is agreed between the parties hereto that LESSEE may install any trade fixtures, equipment, and other personal property on the demised premises of a temporary or permanent nature, and LESSOR agrees that LESSEE shall have the right at any time, provided LESSEE is not in default of any of the terms of this Lease, to remove any and all such trade fixtures, equipment and other personal property which it may have stored or installed in the demised premises. Provided further, however, that in such event LESSEE shall restore the premises substantially to the same condition, except for ordinary wear and tear, in which they were at the time LESSEE took possession. LESSEE shall not be obligated to restore the premises substantially to the same condition in which they were at the time LESSEE took possession in the event of changes and alterations made upon written approval of the LESSOR or in the event the demised premises are surrendered because of default on the part of the LESSOR.
        The provisions hereof shall not be construed to prevent the LESSEE from financing or refinancing the purchase of equipment or machinery, and the LESSOR shall execute such reasonable documents in favor of any financial institution holding security thereon, subordinating rights of the LESSOR thereof. Nor shall there be a lien on any work in process of LESSEE.

ARTICLE XIV - LESSEE FORBIDDEN TO ENCUMBER LESSOR'S INTEREST:
------------------------------------------------------------
         It is expressly agreed and understood between the parties hereto that nothing in this Lease contained shall ever be construed as empowering the LESSEE to encumber or cause to be encumbered the title or interest of LESSOR in the demised premises in any manner whatsoever. In the event that regardless of this prohibition any person, furnishing or claiming to have furnished labor or materials at the request of the LESSEE or of any person claiming by, through or under the LESSEE shall file a lien against LESSOR'S interest therein, LESSEE, within thirty (30) days after being notified thereof, shall cause said lien to be satisfied or record or other premises released therefrom by the posting of a bond or other security as prescribed by law, or shall cause same to be discharged as a lien against LESSOR'S interest in the demised premises by an order of a court having jurisdiction to discharge such lien.

ARTICLE XV - LAWFUL USE OF PREMISES:
-----------------------------------
         LESSEE further covenants and agrees that said demised land and all building and improvements thereon during the term of this Lease shall be used only and exclusively for lawful purposes. LESSEE will not knowingly use or suffer anyone to use said premises or building for any purpose in violation of the laws of the United States, the State of Florida, the County of Palm Beach or any other governmental unit wherein the premises may be located.

ARTICLE XVI - COMPLIANCE WITH REGULATIONS OF PUBLIC BODIES:
----------------------------------------------------------
         The LESSEE covenants and agrees that it will, at its own cost, make such improvements on the premises and perform such acts and do such things as may be lawfully required by any public body having jurisdiction over said property in order to comply with such sanitary, zoning, setback, and other similar requirements designed to protect the public, applicable only to the manner of LESSEE'S use and occupancy of the demised premises. LESSEE also agrees to comply with all deed restrictions.
         The undertakings in this ARTICLE XVI by the LESSEE are conditioned upon the LESSOR delivering the demised premises to LESSEE with the improvements constructed thereon complying with all zoning ordinances, setback requirements, sanitary requirements and other similar requirements in effect at the time of the commencement of the term of this Lease, and LESSEE shall not be required to make any structural changes to meet such requirements as they from time-to-time may exist.

ARTICLE XVII - SIGNS:
--------------------
         During the term of this Lease, LESSEE may install such signs on the demised premises as may be permitted by appropriate authorities and recorded restrictions, provided, however, that such signs shall be first approved by LESSOR in writing, which approval shall not be unreasonably withheld. Such signs may be attached in such manner as approved by the LESSOR provided that upon the termination of this Lease they are removed at the expense of the LESSEE.

ARTICLE XVIII - DEFAULT BY LESSOR OR LESSEE:
-------------------------------------------
         In the event that either the LESSOR or the LESSEE shall violate or default under any of the terms or provisions of this Lease, each shall, as the case may be, indemnify and pay to the prevailing party all costs and expenses, including, but not limited to, reasonable attorneys, fees incurred in enforcing the terms and provisions of this Lease or incurred in any court action including attorneys' fees which may be incurred on appeal, which the prevailing party may incur or pay by reason of the other party's default or Lease violation.

ARTICLE XIX-LESSORIS RIGHT TO INSPECT PREMISES:
----------------------------------------------
         The LESSEE agrees and covenants that the LESSOR or its agents, for the purposes of examining or inspecting the condition of the demised premises, shall have access to the said demised premises not more frequently than once every ninety (90) days and then, upon the giving of ten (10) days notice by the LESSOR to the LESSEE of the LESSOR'S intent to examine or inspect the demised premises. Notwithstanding the foregoing, the LESSOR in the event of any emergency such as, but not limited to, a fire, flood or severe windstorm, shall have free access to said demised premises for the purposes of examining or inspecting damage done to the demised premises.
         LESSOR shall have the right to show the demised premises during the ninety- (90) days prior to termination to prospective lessees, at reasonable times during normal business hours. The LESSOR further reserves the right to show the demised premises to prospective purchasers. Except in the event of an emergency, LESSOR shall not have entrance to the demised premises without the accompaniment of an employee of LESSEE.

ARTICLE XX - ASSIGNMENT OR SUBLETTING:
-------------------------------------
         LESSEE may, with the consent of LESSOR which consent shall not be unreasonably withheld, assign this Lease or sublet in whole or in part the demised premises provided that LESSEE herein shall continue to remain liable and responsible for the payment of rental due hereunder. For the purpose of this clause a merger or consolidation of LESSEE with another corporation or an assignment to a wholly owned subsidiary shall not constitute an assignment requiring the consent of the LESSOR. LESSOR shall have the right to assign the lease premises without consent of the LESSEE and LESSEE agrees to attorn to the LESSOR'S assignee. No assignment by the LESSOR shall relieve LESSEE of its obligations hereunder.

ARTICLE XXI - DESTRUCTION OR DAMAGE BY FIRE OR OTHER HAZARDS:
-------------------------------------------------------------

         The parties hereto agree, that, if the improvements erected or to be erected upon the demised premises are partially or totally destroyed or damaged by fire or other hazard, then the LESSOR shall promptly repair and restore such improvements as soon as it is reasonably practical to restore them so that they are restored substantially to the prior existing condition, subject to such changes as LESSEE may reasonably require, and provided, however, that such changes will not increase the cost of restoration unless LESSEE agrees to pay for such increased cost; due allowance, however, shall be made for reasonable time necessary for LESSOR to adjust the loss with the insurance companies insuring the demised premises at the time of the happening of the fire or the casualty, but in no event shall such adjustment result in the LESSOR not being obligated to make such restoration and in any event the restoration must commence within Fifteen (15) days after the happening of such fire or other casualty and the completion thereof must be completed within two (2) months after such fire, casualty or the disaster with reasonable allowance made for delay occasioned by strike, lockouts Or conditions beyond the control of the LESSOR, but in any event, said restoration must be completed on or before two
(2) months after the happening of such fire or other casualty. If such restoration is not completed within said two (2) months period, then LESSEE, at its option, may cancel this Lease with abatement of rent as of the date of the loss, provided, however, that LESSOR shall be entitled to retain the proceeds of any rent insurance as provided for in ARTICLE VIII thereof. However, failure of the insurance company to authorize such restoration work will be considered a reasonable delay.
         In the event of total destruction of the demised premises, and the LESSOR fails to completely restore and rebuild the same within nine (9) months after such fire, casualty or other disaster, then, in that event, the LESSEE may, at its option, elect to terminate and cancel this Lease, in which event the Lease shall be terminated upon written notice by the LESSEE to the LESSOR and neither party shall thereafter have any further obligation with respect to the other.
         Should the demised premises or any portion thereof be rendered untenantable by reason of the damage or destruction thereof caused by fire, casualty or disaster during the term of this Lease as provided for this section, rent shall be abated in proportion to the areas of the demised premises rendered untenantable from the date of the happening of the fire or other, casualty or disaster up to the date of restoration of the premises, except any rent that may be retrieved from rent insurance procured pursuant to this Lease. However, no rent shall accrue for any portion of the premises unless LESSEE is able to conduct its usual business on that portion of the premises that remain tenantable. If after the date of the happening of the fire or other casualty or disaster, the LESSEE shall have paid any rents for a period beyond such date, the tenant shall be entitled to a proportionate refund.
         In the event of complete or total destruction of the improvements or destruction to such an extent that the premises are rendered untenantable by the LESSEE, the LESSOR shall not be required to restore or rebuild the improvements in the event there are less than five (5) years remaining of the term of this Lease, unless the parties hereto agree to extend the term of this Lease for not less than five (5) years from the date of completion by the LESSOR of such restoration.
         In the  event  that the  Lease is  cancelled  as  provided  for in this
ARTICLE XXI, LESSEE shall be entitled to all insurance proceeds representing the value of leasehold improvements paid for or agreed to be paid for by the LESSEE together with all replacements thereof and additions thereto, and all proceeds provided that LESSOR first receives the proceeds covering the replacement value of LESSOR'S building from all undesignated proceeds.

ARTICLE XXII - OUIET ENJOYMENT:
------------------------------
         LESSOR covenants that so long as tenant pays the rent reserved in this lease and performs its agreements hereunder, tenant shall have the right to quietly enjoy and use the leased premises for the term hereof, subject only to the provisions of this Lease.

ARTICLE XXIII - DEFAULT BY LESSEE:
---------------------------------
         Each of the following shall be deemed a default by the LESSEE and a breach of this Lease:
         A..The filing of a petition by or against the LESSEE for adjudication as a bankrupt under the Bankruptcy Act, as now or hereafter amended or supplemented, or for reorganization within the meaning of Chapter X of said Bankruptcy Act, or for arrangement within the meaning of Chapter XI of said Bankruptcy Act, or the filing of any petition by or against the LESSEE under any further bankruptcy act for the same or similar relief. The dissolution or the commencement of any action or proceeding for the dissolution or liquidation of the LESSEE whether instituted by or against the LESSEE or for the appointment of a receiver or trustee of the property of the LESSEE.
         B. The taking possession of the premise or property of the LESSEE upon the premises by any governmental office or agency pursuant to statutory authority for the dissolution, rehabilitation, reorganization or liquidation of the LESSEE.
         C. The making by the LESSEE of any "assignment for the benefit of creditors".

         "If 'A shall be involuntary on the part of the LESSEE, the event in question shall not be deemed a default within the meaning of the Lease in the absence of any adjudication thereof or final order thereon, and if either A, B or C above shall be involuntary on the part of the LESSEE, there shall be no default within the meaning of this Lease, if such event is dismissed or vacated by the LESSEE within sixty (60) days from the occurrence of such event, otherwise such event shall constitute a default hereunder.,,

         D. A failure to pay the rent herein reserved, or additional rent, or any part hereof, for a period of ten (10) days after receipt of written notice.

         E. Failure in the performance of any other covenant or condition of this Lease on the part of the LESSEE to be performed, for a period of thirty (30) days after receipt of written notice.For the purposes of subdivision "E", of this ARTICLE XXIII, no failure on the part of the LESSEE in the performance of work required to be performed or acts to be done or conditions to be modified shall be deemed to exist if steps shall have, in good faith, been commenced promptly by the LESSEE to rectify the same and shall be prosecuted to completion with diligence and continuity. If the matter in question shall involve building construction, and if the LESSEE shall be subject to unavoidable delay, either by reason of governmental regulations restricting the availability of labor or materials,or by strikes or other labor troubles, or by reason of conditions beyond the control of the LESSEE, the LESSEE'S time to perform under said subdivision "E" of this ARTICLE XXIII shall be extended for a period commensurate with such delay.

(ii) In the event of any such default of the LESSEE, the LESSOR may serve a written notice upon the LESSEE that the LESSOR elects to terminate this Lease upon a specified date not less than thirty (30) days after the date of the serving of such notice, except in the case of a default under subdivision "D" hereof for nonpayment of rent, in which event such date shall not be less than then (10) days after the expiration of any ten (10) day notice given under said subdivision "D", and if the default remains uncured or the time period is not extended as herein provided, this Lease shall then expire on the date so specified as if that date had been originally fixed as the expiration date of the term herein given.

(iii) In the event this Lease shall be terminated as herein before provided, or by summary proceedings or otherwise, or in the event the demised premises or any part thereof shall be abandoned by the LESSEE, the LESSOR, or its agents, servants or representatives, may immediately or at any time thereafter, re-enter and resume possession of said premises or such part thereof, and remove all persons and property therefrom, either by summary dispossess proceedings or by a suitable action or proceeding at law, without being liable for any damages therefore. Moving out of the premises or leaving the premises vacant shall not be deemed an abandonment of the premises, provided that LESSEE continues to pay the rent as and when due. No re-entry by the LESSOR shall be deemed an acceptance of a surrender of the Lease.

        In the event this Lease be terminated by summary proceedings, or otherwise as provided herein, or if the premises shall have been abandoned and whether or not the premises be released, the entire amount of rent which would be paid to the expiration date of this Lease shall become due and payable. In the event of such termination or abandonment, LESSOR shall be obligated to use its best efforts to mitigate any damages it may have against LESSEE. In the event the premises are released by the LESSOR, the LESSOR shall be entitled to recover from the LESSEE, and the LESSEE shall pay to the LESSOR, in addition to any other damages becoming due hereunder, an amount equal to the amount of all rents and additional rent reserved under this Lease, less the net rent, if any, collected by the LESSOR on releasing the demised premises, which shall be due and payable by the LESSEE to the LESSOR on the several days on which the rent and additional rent reserved in this Lease would have become due and payable; that is to say, upon each of such days the LESSEE shall pay to the LESSOR the amount of deficiency then existing. Such net rent collected on reletting by the LESSOR shall be computed by deducting from the gross rents collected and reasonable expenses incurred by the LESSOR in connection with the reletting of the premises or any part thereof, including brokers, commission and the cost of repairing, renovating or remodeling said premises; however, the expenses to be deducted in computing the net rent collected on reletting shall not include the cost of performing any covenant contained herein required to be performed by LESSEE.
        The obligation of the LESSOR to use its best efforts to mitigate any damages it may have against LESSEE shall not preclude the right of the LESSOR to obtain by judicial process a judgment for the entire amount of rent which would be paid to the expiration date of the Lease. If said Lease is terminated by summary proceedings or otherwise as provided herein. In the event LESSOR obtains a judgment in such manner, LESSOR shall be obligated to use its best efforts to mitigate any damages it may have recovered in accordance with the provisions of the paragraph.

ARTICLE XXIV-SUBORDINATION:
--------------------------
        This Lease, its terms, conditions and all leasehold interests and rights hereunder are expressly made, given and granted subject and subordinate to the lien of any bona fide first mortgage which the LESSOR may secure from any bank, life insurance company, savings and loan association or other recognized lending institution; and TENANT agrees to execute any instrument or instruments required by the mortgagee to subordinate the terms of this Lease to any such first mortgage that may be placed upon the premises by the LESSOR. In the event of foreclosure when this Lease is not terminated, the TENANT agrees to attorn rent due hereunder to the mortgagee, if successor in interest, or to the successful purchaser at foreclosure sale (new substitute lessor).

ARTICLE XXV -RENEWAL OF LEASE;
-----------------------------
        At the conclusion of the term of this Lease, the LESSEE shall have an option of renewing for an additional 2 year term at a rent based on $24 per square foot annual rental rate as adjusted by the 3% fixed increases as referred to in Article IV.
        The LESSEE shall exercise option to renew the Lease for an additional 2 year period, in writing, delivered to LESSOR'S place of business as hereinafter set forth, at least three (3) months in advance of the expiration of the initial term of this Lease.

ARTICLE XXVI -CONDEMNATION:
--------------------------
        It is further understood and agreed that if at any time during the continuance of this Lease, the legal title to the demised land or the improvements located thereon on any portion thereof be taken, appropriated or condemned by reason of eminent domain, there shall be such division of the proceeds of award in such condemnation proceedings and such abatement of rent and other adjustments made as shall be just and equitable under the circumstances. If the LESSOR and LESSEE are unable to agree upon what division, annual abatement of rent, or other adjustments are just and equitable within sixty (60) days after such award shall have been made, then the matters in dispute shall be submitted to arbitration in accordance with the provisions then obtaining of the American Arbitration Association and this Lease shall be specifically enforceable under the prevailing arbitration law, and judgment upon the award rendered may be entered in the Court of the State of Florida having jurisdiction.
           Notwithstanding anything to the contrary herein contained, any proceeds of award in such condemnation proceedings shall be paid in favor of the party for who said award is specifically granted. That is to say that in the event the LESSEE is not specifically awarded proceeds from said proceedings, LESSEE shall not receive any such proceeds.
        If this  Lease is  terminated  in any  manner  herein  provided  in this
ARTICLE XXVI, rent for the last month of LESSEE'S occupancy shall be prorated and LESSOR agrees to refund the LESSEE any rents paid in advance.
        If the legal title to the entire premises were wholly taken by condemnation proceedings, this Lease shall be automatically cancelled. If legal title to a portion of the demised premises is taken and the parties hereto agree that such taking renders the remainder of the demised premises unfit for its intended use, LESSEE, at its sole option, may elect to terminate this Lease. In the event the parties cannot agree upon what partial taking renders the remainder of the demised premises unfit for its intended use, then the matter shall be submitted to arbitration in the manner provided above. In general, it is the intent of this ARTICLE XXVI that upon condemnation, the parties hereto shall share in the award to the extent that their respective interest are destroyed, damaged or depreciated by the exercise of the right of eminent domain.

ARTICLE XXVII - NOTICES:
-----------------------
        All notices required by the law and this Lease to be given by one party to the other shall be in writing, and the same shall be served by Certified Mail, Return Receipt Requested, in postage prepaid envelopes addressed to the following Addresses or such other addresses as may be by one party to the other designated in writing:
AS TO LESSOR:                       RESIDUARY TRUST U/W LEROY E. DETTMAN
                                    1615 S. Federal Highway, Suite 300
                                    Boca Raton, FL 33432
                                    -------------------------------------------

AS TO LESSEE:                       Geo-Tec Thermal Generators, Inc.
                                    1615 S. FEDERAL HIGHWAY, Suite #
                                    Boca Raton, FL 33432
                                    -------------------------------------------



ARTICLE XXVIII - MISCELLANEOUS:
------------------------------
        The covenants and agreements contained herein shall bind and the benefits and advantages shall inure to the respective heirs, executors, administrators, successors, and assigns of the parties hereto. Whenever used, the singular number shall include the plural; the plural, the singular; and the use of any gender shall be applicable to all genders. All covenants, agreements and undertakings shall be joint and several.
        No modifications or changes shall be made to this Lease unless the same are made in writing and signed by the party against whom enforcement is sought.

ARTICLE XXIX - SECURITY DEPOSIT: Return of Property upon Termination of Lease:
--------------------------------

        To insure the good and faithful performance of the terms of this Lease LESSEE agrees to deposit with LESSOR a sum equal to Two (2) Months rent of the Lease. Upon satisfactory completion of the term of this Lease or any renewals thereof and surrender of the premises by the LESSEE in a condition equally as good as originally accepted by LESSEE, normal wear and tear accepted, said security deposit shall be returned to LESSEE. If LESSEE does not surrender the premises in such condition then LESSOR may deduct such amounts from the security deposit as may be necessary to make proper repairs and return the remaining amount, if any, of the security deposit to LESSEE.

ARTICLE XXX - RETURN OF PROPERTY UPON TERMINATION OF LEASE:
-----------------------------------------------------------

        Upon the termination of this Lease, LESSEE agrees to return to the LESSOR all of said property, free and clear and discharged of all rights of any persons whomsoever against said property, in good condition excepting usual wear and tear, free, clear and discharged of all claims, debts, and obligations of any kind or nature against the same.

ARTICLE XXXI - INSOLVENCY OF LESSEE:
-----------------------------------
        Should the LESSEE at any time during the term of this Lease become insolvent or be placed in liquidation or suffer or permit any petition under any of the rehabilitative provisions of the bankruptcy act or any involuntary or voluntary petition of bankruptcy to be filed by it or against it, or otherwise make any assignment for the benefit of its creditors, or should a receiver or trustee by appointed for the LESSEE'S property, then and in any such event and upon the happening of any such event, the LESSOR shall have the right at its election to consider the same a material default on the part of the LESSEE of the terms and provisions hereof and to terminate this Lease, in which event no interest of any kind hereunder shall vest in the trustee in bankruptcy, receiver, or other like officer or agent. This ARTICLE is in furtherance of and not a limitation of the po era herein conferred upon the LESSOR. However, in the event of a filing of any petition in bankruptcy or under any of the rehabilitative provisions of the bankruptcy act which might seek the assistance of the bankruptcy court either in the form of reorganization or an arrangement with creditors, or otherwise, the LESSEE shall have one hundred and twenty (120) days from such filing in which to obtain an order of the Federal District Court discharging said petition before same constitutes a material default on LESSEE'S part of the terms and conditions hereof so as to entitle the LESSOR to terminate this Lease.

ARTICLE XXXII -DAMAGE DUE TO LESSEE'S NEOLIGENCE:
------------------------------------------------
        LESSEE shall be liable for and shall hold LESSOR harmless in respect of damage or injury to the leased premises, including any and all damages to the exterior walls of the building or the paved and/or hard topped areas surrounding the premises including parking lots, driveways and sidewalks, or the person or property of the LESSEE, or the person or property of LESSOR'S other tenants, or anyone also, if due to an act of neglect of LESSEE or anyone in its control or employ. LESSEE shall at once report in writing to LESSOR any defective condition known to him which LESSOR is required to repair and failure to so report shall make LESSEE responsible for damages resulting from defective conditions. All personal property upon the premises shall be at the risk of the LESSEE only, and LESSOR shall not be liable for any damages thereto or theft thereof.

        ADDITIONAL PARAGRAPH #1- TENANTS RIGHT TO VACATE LEASED PREMISES
        -----------------------

             It is agreed between the LESSOR AND LESSEE that after the 3rd year of this lease the LESSEE shall have the right to " buy out " of the remaining 2 years of this lease by paying to the LESSOR a sum equal to the un-amortized costs associated with the total cost of tenant improvements necessary to prepare LESSEE"S space for occupancy.



         IN -WITNESS WHEREOF, the parties hereto have executed this Lease in several counterparts, each of which shall be deemed an original and in manner and form sufficient in law the day and year first above written.

SIGNED, SEALED and DELIVERED
IN THE PRESENCE OF:

WITNESS                                   LESSOR


--------------------                      -----------------------

--------------------                      -----------------------


WITNESS                                   LESSEE


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